UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2022

NEENAH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32240	20-1308307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3460 Preston Ridge Road

Alpharetta, Georgia 30005

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (678) 566-6500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act of 1933, as amended:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	NP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act of 1934, as amended. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On March 28, 2022, Neenah, Inc., a Delaware corporation (“Neenah”), Schweitzer-Mauduit International, Inc., a Delaware corporation (“SWM”), and Samurai Warrior Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of SWM (“Merger Sub”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”).

Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, Merger Sub will merge with and into Neenah (the “Merger”), with Neenah surviving the Merger as a direct and wholly-owned subsidiary of SWM. Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of Neenah, par value $0.01 per share (“Neenah Common Stock”) then outstanding, other than certain excluded shares of Neenah Common Stock as described in the Merger Agreement, will be automatically converted into the right to receive 1.358 shares (the “Exchange Ratio”) of SWM common stock, par value $0.10 per share (the “SWM Common Stock”). Holders of Neenah Common Stock will receive cash in lieu of fractional shares. The Merger Agreement was unanimously approved by the Boards of Directors of each of Neenah and SWM.

At the Effective Time, each outstanding Neenah equity award granted under Neenah’s equity compensation plans will be converted into a corresponding award with respect to SWM’s Common Stock, with the number of shares underlying such award (and, in the case of stock options, the applicable exercise price) adjusted based on the Exchange Ratio. Each such converted Neenah stock equity award will continue to be subject to the same terms and conditions (including vesting and exercisability or payment terms) as applied to the corresponding Neenah equity award. In the case of Neenah performance stock unit awards with a performance period that is incomplete or for which performance is not determinable as of the Effective Time, the number of shares of SWM Common Stock subject to such converted equity award will be determined as if performance had been achieved at 100% of the applicable target, and such awards will cliff vest, subject to the holder’s continued service, on the last day of the originally scheduled performance period.

The Merger Agreement also provides, among other things, that effective as of the Effective Time, Ms. Julie Schertell, the current Chief Executive Officer of Neenah, will serve as the Chief Executive Officer of the combined company, and Mr. John Rogers will serve as non-executive Chairman of the Board of Directors of the combined company. In addition, from the Effective Time until the 2025 Annual Meeting of SWM stockholders, or December 31, 2025, if an Annual Meeting of SWM Stockholders is not held in 2025 (the “Governance Period”), the Board of Directors of the combined company will be composed of nine (9) directors, of which five (5) will be designated by SWM (including Mr. Rogers), each of whom must be independent, and four (4) will be designated by Neenah (including Ms. Schertell).

Neenah and SWM will use their respective reasonable best efforts to determine, in consultation with each other, the classes of the combined company Board of Directors in which each Neenah director and SWM director will serve as of the Effective Time (which classes will be allocated as evenly as possible among the SWM directors and Neenah directors), in each case on or prior to the date that is seven (7) days prior to the anticipated mailing date of the Joint Proxy Statement. Notwithstanding the foregoing, Neenah and SWM have agreed that one (1) Neenah director will serve in the class of directors standing for election at the next annual meeting of SWM stockholders following the Effective Time, two (2) Neenah directors will serve in the class of directors standing for election at the second annual meeting of SWM stockholders following the Effective Time and Ms. Schertell will serve in the class of directors standing for election at the third annual meeting of SWM stockholders following the Effective Time.

The Merger Agreement also provides that SWM will take all actions necessary to cause the Board of Directors of the combined company to have the following three (3) standing committees for the duration of the Governance Period: (1) Audit Committee, (2) Compensation Committee and (3) Nominating and Governance Committee (collectively, the “Committees”). During the Governance Period, a vote of 75% of the Board of Directors of the combined company will be required to form any new committees. During the Governance Period, the Chairperson of the Audit Committee and the Compensation Committee will each be a SWM director, and the Chairperson of the Nominating and Governance Committee will be a Neenah director. The composition and size of each such Committee will be determined by a majority of the SWM directors and the Neenah directors prior to or promptly following the Effective Time, provided that each Committee will have at least one (1) Neenah director.

The Merger Agreement provides that SWM and Neenah will consult with each other prior to the Effective Time to select other individuals to serve as executive officers of the combined company as of the Effective Time.

The Merger Agreement provides the combined company will be headquartered in Alpharetta, Georgia. SWM will change the name and the NYSE ticker symbol of the combined company to such new name and ticker symbol as mutually agreed upon by Neenah and SWM, which change may occur as of or after the Effective Time.

Additionally, SWM will take all actions necessary to adopt an amendment to its bylaws (the “By-Law Amendment”), effective as of the Effective Time, to effect the foregoing governance-related agreements between Neenah and SWM. Any amendment to the governance provisions included in the By-Law Amendment will require a vote of 75% of the Board of Directors of the combined company. The summary of the key provisions of the By-Law Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the By-Law Amendment, the form of which is attached as Exhibit D to the Merger Agreement, a copy of which is attached as Exhibit 2.1 and incorporated by reference herein.

The Merger Agreement contains customary representations and warranties from both Neenah and SWM, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, subject to certain exceptions, (2) its commitment to prepare and file a Form S-4, in which a Joint Proxy Statement will be included, within forty-five (45) days following the date of the Merger Agreement, (3) its obligation to call a meeting of its stockholders to adopt the Merger Agreement, and, subject to certain exceptions, to recommend that its stockholders adopt the Merger Agreement and (4) its non-solicitation obligations in respect of alternative acquisition proposals.

The completion of the Merger is subject to customary conditions, including (1) adoption of the Merger Agreement by Neenah’s stockholders and SWM’s stockholders, (2) authorization for listing on the New York Stock Exchange of the shares of SWM Common Stock to be issued in the Merger, subject to official notice of issuance, (3) the receipt of required regulatory approvals (including the expiration or termination of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as well as the receipt of certain antitrust approvals outside of the United States), (4) effectiveness of the registration statement on Form S-4 for SWM Common Stock to be issued in the Merger and (5) the absence of any law or injunction prohibiting the completion of the Merger. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (a) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (b) performance by the other party of its obligations under the Merger Agreement and (c) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. While the Merger is not conditioned on SWM or any other party obtaining financing, SWM has obtained debt financing commitments from JPMorgan Chase Bank, N.A. for the purpose of financing the transactions contemplated by the Merger and paying related fees and expenses.

Each of Neenah and SWM may terminate the Merger Agreement under certain specified circumstances, including, among other things, (1) if the Merger is not consummated on or before December 31, 2022, subject to an automatic extension of sixty (60) days in order to obtain required regulatory approvals; (2) if the requisite approval of either Neenah stockholders or SWM stockholders is not obtained or (3) if Neenah’s Board of Directors or SWM’s Board of Directors makes a recommendation change with respect to the proposed transaction or to enter into a superior acquisition proposal. In certain circumstances in connection with the termination of the Merger Agreement by SWM, including if Neenah’s Board of Directors changes or withdraws its recommendation of the Merger to its stockholders or terminates the Merger Agreement to enter into an agreement with respect to a “superior proposal,” Neenah will be required to pay SWM a termination fee of $24 million in cash. In certain circumstances in connection with the termination of the Merger Agreement by Neenah, including if SWM’s Board of Directors changes or withdraws its recommendation of the Merger to its stockholders or terminates the Merger Agreement to enter into an agreement with respect to a “superior proposal,” SWM will be required to pay Neenah a termination fee of $24 million in cash.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement and not to provide investors with any factual information regarding Neenah or SWM, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Neenah, SWM their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a Joint Proxy Statement of Neenah and SWM and a prospectus of SWM, as well as in the Forms 10-K, Forms 10-Q and other filings that each of Neenah and SWM make with the Securities and Exchange Commission (“SEC”).

About SWM

SWM, operating as SWM International, is a leading global performance materials company, focused on finding ways to improve everyday life by bringing best-in-class innovation, design, and manufacturing solutions to its customers. SWM’s highly engineered films, adhesive tapes, foams, nets, nonwovens and papers are designed and manufactured using resins, polymers, and natural fibers for a variety of industries and specialty applications.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 27, 2022, the Board of Directors of Neenah adopted an amendment and restatement of Neenah’s Second Amended and Restated Bylaws (as so amended and restated, the “By-Laws”). The By-Laws were amended and restated to add a new Section 53 providing that the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of Neenah, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of Neenah to Neenah or its stockholders, (3) any action asserting a claim against Neenah or its directors, officers or other employees arising pursuant to any provision of the Delaware General Corporation Law, Neenah’s Certificate of Incorporation or Neenah’s Bylaws or (4) any action asserting a claim against Neenah or its directors, officers or other employees governed by the internal affairs doctrine of the State of Delaware.

The foregoing description of the By-Laws is not complete and is qualified in its entirety by reference to the full text of the By-Laws, as amended and restated, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01	Other Events.

On March 28, 2022, Neenah and SWM issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In connection with the announcement of the Merger Agreement, Neenah and SWM provided supplemental information regarding the Merger Agreement to analysts and investors in a joint investor presentation, which was published to their respective websites. A copy of the joint investor presentation is attached as Exhibit 99.2 and is incorporated herein by reference.

Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which SWM and Neenah operate and beliefs of and assumptions made by SWM management and Neenah management, involve uncertainties that could significantly affect the financial condition, results of operations, business plans and the future performance of SWM, Neenah or the combined company. Words such as “believes,” “anticipates,” “expects,” “assumes,” “outlook,” “intends,” “targeted,” “estimates,” “forecasts,” “projects,” “plans,” “may,” “could,” “should,” “would,” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Such forward-looking statements include, but are not limited to, statements about the strategic rationale and financial benefits of the transaction, including expected future financial and operating results and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to projections of revenue, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; statements of plans and objectives of SWM or Neenah or their respective management or Board of Directors, including those relating to products or services; and statements of future economic performance — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. In addition to factors previously disclosed in SWM’s and Neenah’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of SWM and Neenah to terminate the merger agreement; the outcome of any legal proceedings that may be instituted against SWM, Neenah or their respective directors; the ability to obtain regulatory approvals and meet other closing conditions to the merger on a timely basis or at all, including the risk that regulatory approvals required for the merger are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by SWM shareholders and Neenah shareholders on the expected terms and schedule; difficulties and delays in integrating SWM and Neenah businesses; failing to fully realize anticipated cost savings and other anticipated benefits of the merger when expected or at all; business disruptions from the proposed merger that will harm SWM’s or Neenah’s business, including current plans and operations; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger, including as it relates to SWM’s or Neenah’s ability to successfully renew existing client contracts on favorable terms or at all and obtain new clients; the substantial indebtedness SWM expects to incur and assume in connection with the proposed transaction and the need to generate sufficient cash flows to service and repay such debt; the possibility that SWM may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all and to successfully integrate Neenah’s operations with those of SWM; failing to comply with the applicable laws or legal or regulatory developments; inflation, currency and interest rate fluctuations; the ability of SWM or Neenah to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the duration and effects of the COVID-19 pandemic, general economic and business conditions, particularly in the context of the COVID-19 pandemic; increases in maintenance and operating costs; security threats; reliance on technology and related cybersecurity risk; trade restrictions or other changes to international trade arrangements; transportation of hazardous materials; various events which could disrupt operations, including geopolitical events, wars, conflicts, illegal blockades of rail networks, and natural events such as severe weather, droughts, fires, floods and earthquakes; climate change; labor negotiations and disruptions; environmental claims; uncertainties of investigations, proceedings or other types of claims and litigation; risks and liabilities arising from derailments; timing and completion of capital programs; uncertainty as to the long-term value of the common stock of SWM following the merger, including the dilution caused by SWM’s issuance of additional shares of its common stock in connection with the transaction; the continued availability of capital and financing following the merger; the business, economic and political conditions in the markets in which SWM and Neenah operate; and events beyond SWM’s or Neenah’s control, such as acts of terrorism.

Any forward-looking statements speak only as of the date of this communication or as of the date they were made, and neither SWM nor Neenah undertakes any obligation to update forward-looking statements. For a more detailed discussion of these factors, also see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in SWM’s and Neenah’s most recent annual reports on Form 10-K for the year ended December 31, 2021, and any material updates to these factors contained in any of SWM’s and Neenah’s future filings with the SEC.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainties of estimates, forecasts and projections and may be better or worse than projected and such differences could be material. Given these uncertainties, you should not place any reliance on these forward-looking statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Additional Information and Where to Find It

In connection with the proposed merger, SWM will file with the SEC a registration statement on Form S-4 to register the shares of SWM’s common stock to be issued in connection with the merger. The registration statement will include a joint proxy statement/prospectus which will be sent to the shareholders of SWM and Neenah seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT SWM, NEENAH AND THE PROPOSED MERGER.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from SWM at its website, www.swmintl.com, or from Neenah at its website, www.neenah.com. Documents filed with the SEC by SWM will be available free of charge by accessing SWM’s website at www.swmintl.com under the heading Investor Relations, or, alternatively, by directing a request by telephone or mail to SWM at 100 North Point Center East, Suite 600, Alpharetta, Georgia 30022, Attention: Investor Relations (1-800-514-0186), and documents filed with the SEC by Neenah will be available free of charge by accessing Neenah’s website at www.neenah.com under the heading Investor Relations or, alternatively, by directing a request by telephone or mail to Neenah at 3460 Preston Ridge Road, Alpharetta, Georgia 30005, Attention: Investor Relations: (678-566-6500).

Participants in the Solicitation

SWM and Neenah and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Neenah and SWM in connection with the proposed merger under the rules of the SEC. Information about SWM’s directors and executive officers is available in SWM’s proxy statement dated March 18, 2022 for its 2022 Annual Meeting of Shareholders. Information about Neenah’s directors and executive officers is available in Neenah’s proxy statement dated April 9, 2021 for its 2021 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the SEC’s website at www.sec.gov or from Neenah or SWM using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated as of March 28, 2022, by and among Neenah, Inc., Schweitzer-Mauduit International, Inc. and Samurai Warrior Merger Sub, Inc.

3.1	Third Amended and Restated By-Laws, effective as of March 27, 2022

99.1	Joint Press Release, dated March 28, 2022

99.2	Joint Investor Presentation, dated March 28, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Neenah agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request; provided, however, that Neenah may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH, INC.

By:	/s/ Noah Benz
Name: Noah Benz
Title: Executive Vice President, General Counsel and Secretary

Date: March 28, 2022